UNITED  STATES
                    SECURITIES  AND  EXCHANGE  COMMISSION

                        WASHINGTON,  D.C.  20549


                              FORM  8-K

                           CURRENT  REPORT

               PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                   SECURITIES  EXCHANGE  ACT  OF  1934



     DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  APRIL  15,  1999





                    NATIONSBANK  OF  DELAWARE,  N.A.
                    --------------------------------
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER) (ORIGINATOR OF THE NATIONSBANK CREDIT CARD MASTER TRUST)



     UNITED  STATES               33-69572               51-0313900
     --------------               --------               ----------
     (STATE  OR  OTHER            (COMMISSION  FILE     (I.R.S.  EMPLOYER
     JURISDICTION  OF             NUMBER)               IDENTIFICATION  NO.)
     INCORPORATION

               BLUE  HEN  CORPORATE  CENTER,  ROUTE  113
                       DOVER,  DELAWARE  19901
             (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
             --------------------------------------------


     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (302)  672-4321



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 ITEM  5.     OTHER  EVENTS
             -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
             -------------------------------------------------------------------

          (C)     EXHIBITS

               99A  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $500,000,000  CLASS  A  6.0%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1993-2

               99B  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $31,915,000  CLASS  B  6.25%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1993-2

               99C  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $1,000,000,000  CLASS  A  6.45%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1995-1

               99D  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $51,137,000  CLASS  B  6.625%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1995-1


               99E  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $756,000,000  CLASS  A  5.37063%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1996-1

               99F  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $58,500,000  CLASS  B  5.5063%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1996-1

                                   SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    NATIONSBANK  OF  DELAWARE,  N.A.
                    --------------------------------
                              (REGISTRANT)


DATED:  APRIL  15,  1999      BY:      /S/Jefferson Z. Davis
        ----------------               ---------------------
                              NAME:     JEFFERSON  Z.  DAVIS
                              TITLE:     VICE  PRESIDENT
                                        (DULY  AUTHORIZED  OFFICER)

                                                             SEQUENTIALLY
EXHIBIT                                                        NUMBERED
NUMBER                    EXHIBIT                                PAGE
------                    -------                                ----


99A  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             A  &  B
     $500,000,000  CLASS  A  6.0%  ASSET  BACKED          5  -  10
     CERTIFICATES,  SERIES  1993-2


99B  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             A  &  B
     $31,915,000  CLASS  B  6.25%  ASSET  BACKED          5  -  10
     CERTIFICATES,  SERIES  1993-2


99C  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             C,  D,  &  E
     $1,000,000,000  CLASS  A  6.45%  ASSET  BACKED       11  -  16
     CERTIFICATES,  SERIES  1995-1


99D  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             C,  D,  &  E
     $51,137,000  CLASS  B  6.625%  ASSET  BACKED         11  -  16
     CERTIFICATES,  SERIES  1995-1


99E  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             F,  G,  &  H
     $756,000,000  CLASS  A  5.37063%  ASSET  BACKED      17  -  23
     CERTIFICATES,  SERIES  1996-1


99F  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             F,  G,  &  H
     $58,500,000  CLASS  B  5.5063  %  ASSET  BACKED      17  -  23
     CERTIFICATES,  SERIES  1996-1